COMMUNITY CAPITAL TRUST
(formerly, The Community Reinvestment Act
Qualified Investment Fund)

Supplement dated May 31, 2013
to the Prospectuses and Statement of Additional Information
dated October 1, 2012

Effective May 29, 2013, The Community Reinvestment Act Qualified Investment Fund, a Delaware business trust, changed its name to Community Capital Trust (the “Trust”).  The existing investment portfolio of the Trust will now be known as The Community Reinvestment Act Qualified Investment Fund.

Effective May 31, 2013, the Trust also will make available a new investment portfolio, the CCM Active Income Fund, which is offered through a separate prospectus and statement of additional information.